UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 21, 2005 (December 16, 2005)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

Effective as of December 16, 2005, the Board of Directors of Albemarle Corporation (the “Company”) has elected R. William Ide, III to serve as a Director of the Company until the Company’s 2006 annual meeting of shareholders. Mr. Ide will serve on the Company’s Audit Committee and Nominating and Governance Committee.

The press release issued on December 19, 2005, by the Company announcing Mr. Ide’s election to the Company’s Board of Directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 16, 2005, the Company’s Board of Directors amended Section 2 of Article II of the Company’s Bylaws to increase the size of the Board of Directors to 11 directors.

The Company’s Bylaws, as amended, are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

3.1	Amended Bylaws of the Company.

99.1	Press release issued on December 19, 2005, by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2005

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Amended Bylaws of the Company.

99.1	Press release issued on December 19, 2005, by the Company.